Components of Net Periodic Benefit Cost (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 91	$ 251	$ 242
Interest cost	1,235	1,005	964
Expected return on plan assets	(1,299)	(983)	(895)
Amortization of net loss	20	130	179
Curtailment loss	359
Net periodic benefit cost	$ 406	$ 403	$ 490